Exhibit 99.1

HNR Acquisition Corp First Acquisition Overview February 2023

Disclaimer • This presentation relates to the potential financing of a portion of a contemplated purchase (the “Purchase”) between HNR Acquisition Corp (“ HNRA ”) and Pogo Resources LLC (“ Pogo”) through a private placement of HNRA’s common stock by potential accredited investors. This presentation shall not constitute a “solicitation” as defined in Rule 14a - 1 of the Securities Exchange Act of 1934, as amended. • This Presentation is not an offer, or a solicitation of an offer, to buy or sell any investment or other specific product. An y o ffering of securities (the “Securities”) will not be registered under the Securities Act of 1933, as amended (the “Act”), and will be offered as a private placement to a l imi ted number of institutional “accredited investors” as defined in Rule 501(a)(1), (2), (3) or (7) under the Act or “qualified institutional buyers” as def ine d in Rule 144A under the Act. Accordingly, the Securities must continue to be held unless the Securities are registered under the Act or a subsequent dispo sit ion is exempt from the registration requirements of the Act. Investors should consult with their legal counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Act. The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to b e i ssued. Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time. HNRA is not making a n o ffer of the Securities in any state where the offer is not permitted. • The information in this presentation and in any preliminary proxy statement may not be complete and may be changed at any time. N o o ffer to buy securities can be accepted and no part of the purchase price can be received until the proxy statement has become effective, and any such of fer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to notice of its acceptance given after the effective date. B efo re you invest, you should read the proxy statement and other documents the Company has filed with the SEC for more complete information about the Company and th e c ontemplated purchase. Copies of the proxy statement may be obtained for free by vising the SEC website at www.sec.gov. 2

Disclaimer • This presentation does not purport to contain all of the information that may be required to evaluate a possible transaction. Th is presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax or legal advice. No repres ent ation or warranty, express or implied, is or will be given by the Company or any of its affiliates, directors, officers, employees or advisers or any other pe rson as to the accuracy or completeness of the information in this presentation or any other written, oral or other communications transmitted or otherwise made avai lab le to any party in the course of its evaluation of a possible transaction, and no responsibility or liability whatsoever is accepted for the accuracy or sufficien cy thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. Accordingly, none of the Company or any of its affiliates, directors , o fficers, employees or advisers or any other person shall be liable for any direct, indirect or consequential loss or damages suffered by any person as a result of rel ying on any statement in or omission from this presentation and any such liability is expressly disclaimed. • The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S - X promulgate d by the SEC. Accordingly, such information and date may not be included in, may be adjusted in, or may be presented differently in, any proxy statement, pro spe ctus or other report or document to be filed or furnished by HNRA or Pogo with the SEC. Certain financial measures in this Presentation are not calculated pursuant to U.S. generally accepted accounting principles (“ GAAP ”). These non GAAP financial measures are in addition to, and not as a substitute for or superior to measures of financial performance prepared in accordance with GAAP . There are a number of limitations related to the use of these non - GAAP financial measures as compared to their nearest GAAP equivalents. For example, other companies may calculate non - GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the non - GAAP financial measures herein as tools for comparison. 2

Disclaimer • Certain statements contained in this presentation relate to the historical experience of our founders, management team and th eir affiliates and investments. An investment in the Company is not an investment in any of our founders’ or our management team’s past investments, companies o r f unds affiliated with them. • The historical results of these persons, investments, companies, funds or affiliates is not necessarily indicative of future per formance of the Company. • This Presentation contains estimated or projected financial information with respect to Pogo Resources LLC , including, without limitation, Pogo Resources LLC’s projected revenue, gross operating profit, income before taxes, and EBITDA for calendar years 2024 and 2025. Such estimated o r p rojected financial information constitutes forward - looking information, and is for illustrative purposes only and should not be relied upon as necessarily bein g indicative of future results. The assumptions and estimates underlying such estimated or projected financial information are inherently uncertain and are subje ct to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from t hos e contained in the prospective financial information. See “Forward - Looking Statements” below. Actual results may differ materially from the results contemplate d by the estimated or projected financial information contained in this presentation, and the inclusion of such information in this presentation should not b e r egarded as a representation by any person that the results reflected in such estimates and projections will be achieved. Neither the independent registered publ ic accounting firm of HNRA nor the independent registered public accounting firm of Pogo Resources LLC audited, reviewed, compiled, or performed any procedures with respect to the estimates or projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or pr ovided any other form of assurance with respect thereto for the purpose of this presentation. • Forward - Looking Statements • Statements in this presentation which are not statements of historical fact are “forward - looking statements”. Our forward - lookin g statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regardin g t he future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any u nde rlying assumptions, are forward - looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “pl an,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward - looking statements, but the absence of these words doe s not mean that a statement is not forward - looking. Forward - looking statements in this presentation may include, for example, statements about: • Our ability to complete our purchase; • Our success in retaining or recruiting, or changes required in, our officers or directors following our purchase; 3

Executive Summary

HNR Acquisition Corp (HNRA) Who is HNRA? HNRA is focused on the acquisition of undervalued oil and gas producing properties with significant development potential at a low cost to realize this potential What is the Current Structure? • Incorporated in Delaware on December 9, 2020 • A blank check company • The registration statement for the Company’s IPO was effective on February 10, 2022 • On February 15 th , the Company consummated the IPO of 8,625,000 units at $10.00 per unit • Each unit consists of one share of common stock and one warrant entitling the holder thereof to purchase three - fourths (3/4) of one share of common stock at a price of $11.50 per share 6

Target Acquisition Who is the Target? • To meet our acquisition target profile, an agreement has been entered into to purchase Pogo Resources, LLC for $120 million. Their properties have virtually all the wells needed already drilled resulting in lower cost and risk, with the ability to achieve sustainable high earnings growth x Consideration was also given to properties that required new drilling and massive hydraulic fracturing treatments, but concluded that investing $6 to 10 million per well was capital intensive and with inherent higher risk • Pogo has 100% interest in their only remaining asset which is the operating entity LH Operating LLC (“LH”) • An independent external engineer conducted a study as of September 2022 where they estimated the proved reserves and future income at PV - 10% valuation of $493 million using the SEC Commodity Price Forecast , which is the arithmetic average of the “first - day - of - the - month” WTI Spot pricing for oil prices and Henry Hub prices for natural gas for the preceding 12 - month period ending December 31, 2021. New Mexico Texas Eddy Co. Lea Co. LH Operating 7

Target Acquisition What are the Primary Assets of LH? • 550 wells producing oil and gas with proven but not yet producing reserves • Located on the Northwest Shelf of the Permian Basin among prolific legacy oil fields in Eddy County, New Mexico • The assets are on 20 federal and 3 state leases • The leases and wells are on ~13,700 contiguous acres What is the Ownership Interest • 100% working interest (WI) • 84% average net revenue interest (NRI) 8

Transaction Summary • $120 million purchase price: • Cash Consideration : cash in the amount of $100,000,000 in immediately available funds; provided, that up to $15,000,000 of the Cash Consideration may be payable through a promissory note • Share Consideration : 2,000,000 shares of HNRA’s common stock, par value $ 0.0001, valued at $10.00 per share • For additional information regarding the Purchase, please review the preliminary proxy filing at page 75: https://www.sec.gov/Archives/edgar/data/1842556/000121390023011406/prem14a0123_hnracq.htm 9

HNRA's Reasons for Target Acquisition

- The **PV-10 of proved reserves is $493 million** from the independent external engineering firm's reportProperty is in the **Permian Basin** which is one of the premier crude and natural gas producing regions in the United States
- Property specific attributes:
  - ✓ High certainty of success, as is a proven field with a **long life reserve base with shallow decline**
  - ✓ **On a ~13,700 acre contiguous operating area** with all facilities and infrastructure in place
  - ✓ **Low drilling and development costs**, as is a rejuvenation project
  - ✓ Property is located in **New Mexico, which is oil and gas friendly**
- The people:
  - ✓ A **proven field team** is in place and will remain with the company
  - ✓ Senior HNRA executives from Exxon and Chesapeake bring **proven best practices experience**
- **Right property and right proven team** in place to **increase production 2 ½ times** over the next 3 years

10

HNRA

Highlights of the Target

Assets Profile Highlights of the Assets • 95 active waterflood patterns (PDP) with additional 158 patterns planned (PDNP + PUD) • 550 wells (342 producing wells, 207 water injectors, 1 WSW); 98% of wells are active • Current production is primarily from Seven Rivers (7R) • Production is approximately 85% crude oil and 15% natural gas • 7R is part of an existing pool which allows for perforation adds without prior regulatory approval • Depth ranges from 1,500 to 4,000 feet LH Operating Leasehold LH Producer LH Injector 12

Projections

Seven Rivers Future Development

- The projections are based on the independent external engineering firm's report ("engineer's reserve report")
- 253 pattern total development
  - ✓ 95 PDP patterns
  - ✓ Plus 115 PDNP and 43 PUD patterns
- Reserves based on the engineer's reserve report mapped 7R OOIP and waterflood oil response model calibrated to the 95 pattern PDP response to date
- Full waterflood development expected to raise gross plateau oil rates as follows:
  - ✓ ~3,700 BOPD PDP + PDNP + PUD
  - ✓ ~2,500 BOPD PDP + PDNP
  - ✓ ~1,000 BOPD PDP

Seven Rivers Full Waterflood Development (Gross BOPD)



10,000
1,000
100
10
Gross BOPD
Historical
Projected
Commercial Gross EURs
~20 MMBO PDP + PDNP + PUD (+43 Patterns)
~15 MMBO PDP + PDNP (+115 Patterns)
~7 MMBO PDP (95 Patterns)
PUD: Workover re-entry rigs scheduled to start early 2024
PDNP: Workover rig scheduled to re-start early 2023
2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036
Total Proved
PDP+PDNP
PDP
HNRA

13

Stratigraphy & Seven Rivers Type Log

Stratigraphy of the NW Shelf of the Permian Basin

Period	Epoch	Formation		Approx. Regional Thickness (ft)
Permian	Ochoan	Dewey Lake		200-400
		Rustler		100
		Salado		1,000
	Guadalupian	Tansil		200
		Yates		200
		Seven Rivers		500
		Queen		200-500
		Grayburg		300
		San Andres		1,500
	Leonardian	Glorieta		100
		Yeso	Paddock	1,500
			Blinebry	
			Tubb	
			Drinkard	
		Abo		1,000
	Wolfcampian	Wolfcamp		0-1,500

Regulatory Production Pool: 7R-Q-GB-SA

Src: Modified from Pranter (1999)

Seven Rivers Type Log: State AZ 606



B1
B2
B3
B4
B5
B6
C
2100
POROSITY CUTOFF

Source: Linn Energy

Historical Production by Zone

- Historical production has been from the Seven Rivers, Queen, Grayburg, and San Andres (7R-Q-GB-SA) in descending depth order
- The producing reservoirs range in depth from 1,500' to 4,000' across the LH Operating leasehold

7R Three Main Producing Intervals

- R B1/B2/B3: Thin, discontinuous, low porosity in most areas
- 7R B4/B5/B6: Main producing interval and waterflood target
- 7R C: Thin, discontinuous, low porosity in most areas

14

HNRA

Key Takeaways on the Property • 100% operated, 100% HBP, 84% Average NRI, and 98% of wells are active • Low lifting costs of ~$15/ bbl demonstrated for more than 18 months • Strong 7R waterflood response with over 2 ½ years of performance • Full development plan in the engineer’s reserve report is self - funding, triples oil reserves and plateau oil rate • Oil price realizations becoming more favorable; now selling at a premium to West Texas Intermediate (WTI) • Low - risk near - term PDNP workover development opportunity to complete existing 7R waterflood PDP patterns 15

History and Target Production and Cap - Ex Key points of the production forecast • Target production volumes and development costs to produce these volumes are from the independent external engineering firm’s report • Lower cost of developing and operating wells brought into production is aided by the field being in a contiguous five - mile area • Waterflood development is less expensive • The steady increase in production is contingent on investing in the Cap - Ex development workover costs • The Cap - Ex development costs will be funded by a combination of cash flow and the $150 million ELOC already in place 16

Key Aspects of the Execution Plan • The Target has had a successful waterflooding approach to increase production. We will continue to follow the development plan from the independent external engineering firm’s report • With HNRA’s planned expansion, production will increase by 2 - 1/2 times over next 3 years • Our Vice President of Operations will be laser focused in this effort • This Production Improvement Program of $90 million over the next three years will be funded by free cash flow and $45 million from the ELOC that is in place. • HNRA will pay down debt and build a “Fortress” balance sheet to prepare for future growth and expansion • We will responsibly grow the business by following a proven development plan , along with solid financial management 17

Land and Regulatory Overview

Land and Ownership Overview • ~13,700 gross acres • 23 Leases (20 BLM and 3 State leases) • 100% WI with 84% average NRI • 100% Operated • 100% HBP • Title opinion coverage on 97% of PDP PV10 value BLM Leases NM State Leases LH Leases with Title Opinion LH Leasehold <75% NRI 75% - 79% NRI 85% - 87.5% NRI 80% - 84% NRI BLM and NM State Leases Title Opinion Coverage Net Revenue Interest by Lease LH Operating Leases 19

Regulatory Overview Regulatory Environment • 7R - Q - GB - SA is considered a single, unitized pool (“pool”) for regulatory purposes and all current production and upside producti on are produced from this single pool • No regulatory approval required prior to performing well - work on an existing well within the pool (i.e. perf, frac, acidize, etc .) x Operator files a Subsequent Sundry Report notifying of new perforation after work completed x All PDP and PDNP reserves relate to existing wells within this pool x RCPs from GB - SA to 7R are viewed as “add perfs ” New Mexico State Inactive Well List • 98% of well inventory is currently active (537 of 550 wells) • 13 inactive wells on NMOCD inactive list x NMOCD’s “Inactive Well List” contains wells with 15 months since last production/injection x LH Operating considers the majority of the 13 remaining inactive wells to be candidates for recompletion • 9 wells have recently been addressed by LH (NMOCD website does not yet reflect updated status) x 8 wells brought back online between April and June 2022 x 1 well is approved for P&A 20

Field Operation - Employees

Field Personnel Experienced Field Personnel (12 company field employees) • 3 Field Supervisors (field, production, and development) with extensive industry experience x Production and Development Supervisors: >15 years industry experience x Field Supervisor: >10 years industry experience • 7 Gaugers / Pumpers and 2 Roustabouts x Includes Lead Gauger with >15 years industry experience x Includes a former BLM field inspector with 5 years experience at BLM and 10 years experience in remediation • All related labor costs for these 12 employees included in LOS • All 12 field employees to be available for hire Field Operations Organizational Chart 22

Leadership and Management (after the Purchase)

Dean Rojas – Chief Executive Officer and Director • Mr. Rojas has 40 years’ experience in the oil and gas industry with most of that experience in energy operations onshore, offshore and internationally • He began his career in 1975 with Exxon Company and grew his career to the District Engineering Manager for Exxon’s Offshore District, with responsibility for more than 75 engineers, 200 offshore platforms and 2,000 wells. • After leaving Exxon, Mr. Rojas led several independent companies both in the United States and Latin America, including Enercap Corp (formerly, DCR Petroleum), which he founded in 1983, and served as Principal Owner until 1985. • Prior to DRC Petroleum, Mr. Rojas was an independent acquisitions and operations consultant involved in exploration and production (E&P) and services company activities. • From 1991 to 1994, Mr. Rojas served as Vice President of King Ranch Capital, where he managed King Ranch Capital’s acquisitions group. • For the past five years Mr. Rojas has served as a consultant with Enerlat , a private consulting company which he controls. • Mr. Rojas graduated with honors from the University of Florida with a Bachelor of Science in Mechanical Engineering. • We believe Mr. Rojas is qualified to serve as CEO and as a member of our board of directors based on our review of his experience, qualifications, attributes and skills, including his management experience and his considerable experience in the oil and gas industry. 24

Mitchell B. Trotter – Chief Financial Officer and Director • Mr. Trotter joined the Company in October 2022 • Mr. Trotter has 40+ years of experience beginning his career in 1981 as an auditor with Coopers & Lybrand for seven years. • He then served as CFO of two private investor backed private companies where the first was in real estate development and the latter in the engineering and construction industry. • For the past 35 years, Mr. Trotter served in various CFO and Controller positions with three publicly traded companies in the engineering and construction services industry which were: Earth Tech to 2002; Jacobs Engineering to 2017; and AECOM to 2022. • In those roles Mr. Trotter managed up to 400 plus staff across six continents supporting global operations with clients in multiple industries across private, semi - public and public sectors. • Mr. Trotter earned his BS Accounting from Virginia Tech in 1981 and his MBA from Virginia Commonwealth University in 1994. • He professional credentials are: Certified Public Accountant in Virginia; Certified Management Accountant; and Certified in Financial Management. 25

Jesse J. Allen – Vice President of Operations • With over 42+ years experience operating and managing onshore and offshore oil and production in the US and internationally, Mr. Allen brings considerable knowledge to his role as VP of Operations. • His expertise includes artificial lift, completions, well stimulation, workovers and operationally challenging wells in high - temperature / high - pressure environments as well as extensive project management. • Most recently, Mr. Allen worked the STACK Play in Kingfisher and Logan Counties, Oklahoma, optimizing the completions in the Oswego, Osage and Woodford Shale formations along with optimizing sucker rod lift of these formations in horizontal wells. • Previously, Mr. Allen worked in various technical and managerial roles with Chesapeake Energy in various operating areas that included the Barnett Shale, the Mississippi Lime, and Eagle Ford Shale areas • Before Chesapeake Energy, Mr. Allen’s work experience included completion and production operations with Sun Production Company (which later became Oryx Energy, then Kerr McGee and finally Anadarko Petroleum). • Mr. Allen holds a Bachelor of Science in Petroleum Engineering from Texas Tech University, is a Professional Engineer, and is a member of the Society of Petroleum Engineers and the American Petroleum Institute. 26

David M. Smith, Esq. – Vice President, General Counsel and Secretary • Mr. Smith is a licensed attorney in Texas with over 40 years’ experience in the legal field of oil and gas exploration and production, manufacturing, purchase and sale agreements, exploration agreements, land and leaseholds, right of ways, pipelines, surface use, joint operating agreements, joint interest agreements, participation agreements and operations as well as transactional and litigation experience in oil and gas, real estate, bankruptcy and commercial industries. • Mr. Smith has represented a number of companies in significant oil and gas transactions, mergers and acquisitions, intellectual property research and development and sales in the oil and gas drilling business sector. • Mr. Smith began his career by serving in a land and legal capacity as Vice President of Land and, subsequently, as President of a public Canadian company until beginning his legal practice as a partner with several law firms and ultimately creating his own independent legal practice. • Mr. Smith holds a degree in Finance from Texas A&M University, a Doctor of Jurisprudence from South Texas College of Law and is licensed before the Texas Supreme Court 27

Donald H. Gorée – Public Markets Consultant • Mr. Gorée founded our company and has served as our Chairman and Chief Executive Officer since our inception and will serve as our publics market consultant • Mr. Gorée in 2018 founded Houston Natural Resources, Inc., a global natural resource corporation. • He has over 40 years’ experience in the oil and gas industry involving exploration and production, oil and gas pipeline construction and operations, natural gas gathering, processing and gas liquification. • In 2003, Mr. Gorée founded Global Xchange Solutions AG., a publicly reporting corporation, private equity, investment bank and market - making firm, based in Zurich, Switzerland, with offices in Frankfurt and London. He served as Chairman and Chief Executive Officer of Global Xchange Solutions until 2012. • Global Xchange Solutions sponsored listings of private companies to the London Stock Exchange, AIM, the Frankfurt Stock Exchange, the Berlin Stock Exchange and the Börse Stuttgart, and provided public company development and market development advice. • From 2003 to 2005, Mr. Gorée served as Chairman and Chief Executive officer of Azur Holdings, Inc., a Fort Lauderdale, Florida - based, OTC - listed luxury real estate developer of mid - rise waterfront condominiums. • From 2012 to 2019, He served as the Managing Director of Rhone Merchant House Ltd., a firm which provides merchant banking and investment banking services to a small and elite list of clients. • Mr. Gorée has an Executive Master of Business and Entrepreneurship degree from the Rice University Jones Graduate School of Business. 28

Donald W. Orr – Geological Consultant • Donald W. Orr has served as HNRA President and has been a member of our Board of Directors since January 2021 and will serve as our senior geological consultant • Mr. Orr is a geologist with over 42 years of experience in petroleum geology and production operations • Mr. Orr began his career as a junior geologist with Texas Oil and Gas Corporation in 1976 • In 1979, Mr. Orr helped form American Shoreline, Inc., an independent oil and gas company • Mr. Orr was a Senior Geologist at Seven Energy LLC, a wholly owned subsidiary of Weatherford International plc from 2005 to 2008, where he helped pioneer numerous innovations in UBD (underbalanced drilling), including drilling with unconventional materials and devising the methodology for unlocking the productive capacity of the Buda Lime through the use of UBD • In 2009, Mr. Orr founded XNP Resources, LLC, an independent oil and gas company engaged in the exploration, development, production, and acquisition of oil and natural gas resources. XNP Resources teamed up with Tahoe Energy Partners, LLC in 2012 to acquire oil and gas leases for drilling in the Rocky Mountain region • At Mr. Orr’s direction, XNP Resources began acquiring a strategic leasehold position in the Sand Wash Basin in Colorado. XNP Resources was able to secure a major leasehold position in the heart of what has become the highly competitive Niobrara Shale formation in western Colorado • Since 2014, Mr. Orr has been developing an unconventional resource play in Alaska that contains over 600 billion cubic feet of gas in stacked coal reservoirs • More recently, Mr. Orr assembled a team of oil and gas professionals to study certain oil provinces in Columbia. S.A. • Mr. Orr has a Bachelor of Science degree in Geology from Texas A&I University, with a minor in Mathematics. 29

Joseph V. Salvucci, Sr – Chairman of the Board of Directors • Joseph V. Salvucci, Sr. has served as a member of our board of directors since December 2021 • Mr. Salvucci acquired PEAK Technical Staffing USA (“PEAK”), peaktechnical.com in 1986 and has grown the business to be a premier provider of USA - based contract engineers and technical specialists, on assignment worldwide through a comprehensive, customer focused, enterprise - wide Managed Staffing Solution. PEAK has expanded from Pittsburgh to do business in all 50 States, Canada, Europe, South America, India, and the Philippines • He served 10 years on the board of directors culminating as President of the National Technical Services Association, a trade association representing 300,000 contractors on assignment in the technical staffing industry, later merging with the American Staffing Association • He is an active member of the Young Presidents Organization Gold, formerly known as the World Presidents Organization (WPO) and has served as a member of the WPO International Board, as well as chairman of East Central US (ECUS) Region and Pittsburgh chapters • As a 1976 Civil Engineering graduate of the University of Pittsburgh, he was member of the Triangle (Engineering) Fraternity and its Alumni Association • He earned the Triangle Fraternity Distinguished Alumnus Citation and currently serves on the Board of Directors • Mr. Salvucci is also active in several professional and charitable organizations including being awarded the Manifesting the Kingdom Award by the Catholic Diocese of Pittsburgh and the “Big Mac Award” from the Ronald McDonald Charities • He earned his BS in Civil Engineering from the University of Pittsburgh in 1976 and attended Harvard Business School’s OPM 33 30

Joseph V. Salvucci, Jr – Member Board of Directors • Joseph V. Salvucci, Jr. has served as a member of our board of directors since December 2021 • Mr. Salvucci began his career with PEAK in November 2010 and is currently serving as the President and Chief Operating Officer overseeing nine branches with several hundred employees and the Marketing and Recruiting Process Enhancement departments • Mr. Salvucci also oversees strategic initiatives, including Staff Training, Career Pathing, and Organic Growth • A graduate of Susquehanna University in Pennsylvania, Mr. Salvucci earned his Bachelor of Science in Business Administration with emphasis in Finance and studied Business in London • Before joining PEAK, Mr. Salvucci worked with Merrill Lynch in various banking and brokerage back - office functions from 2007 to 2009 • In addition to his responsibilities as President/COO of PEAK, Mr. Salvucci serves on the board of Temporary Services Insurance Limited, a Workers’ Compensation company serving staffing companies • Mr. Salvucci brings extensive experience, qualifications, attributes and skills, including his education and expertise in finance and his management and executive experience as President and COO of PEAK 31

Dante Caravaggio – Key Advisor and Consultant • Mr. Caravaggio has been a key member of the team in identifying the target, structuring the deal, structuring the capital raise and consulting with the management team and board of directors • He will continue in an advisory role after the IBC in developing the company and long - term strategies • Mr. Caravaggio is the Chairman of SWI Excavating, a large regional Colorado based Civil Construction Company • Formerly, he served as a Board Member of McCarl’s, a large Pennsylvania based Mechanical Construction firm • Mr. Caravaggio has held Executive (EVP and SVP) and Program Management Positions with Kellogg Brown and Root, Parsons Corp, Jacobs Engineering and Sun Oil in locations in North America, Asia, and the Middle East - all related to Energy, Mining, and Power. In these roles, Mr. Caravaggio gained global market knowledge in oil and gas, engineering and construction services, hydrocarbon, environmental, power, water, refining, chemicals, and midstream markets. He has a comprehensive understanding of market drivers, competitive best practices, and has hands - on international experience in North Americas, the Middle East, Europe, and Asia. • Mr. Caravaggio maintains key relationships with industry leaders. • He has the program management skills to lead large complex Energy EPC assignments. • Mr. Caravaggio has made several high value acquisitions, including leading a strategic Canadian acquisition that grew from $200M to over $1.5B in annual revenues. • He has a BS & MS in Petroleum Engineering , University of Southern California and a MBA, Pepperdine University • He is a Board Member of the University of Southern California’s Chemical and Petroleum Engineering Department; a lifetime member of the Society of Petroleum Engineers; and a Registered Professional Petroleum Engineer in the State of California. 32

Appendix Technical Backup and Information

Permian Oil Opportunity with Significant Growth Potential



Overview

- LH Operating ("LH") assets located on the Northwest Shelf of the Permian Basin among prolific legacy oil fields
- ~13,700 contiguous acres in Eddy County, New Mexico; 100% HBP
- 100% Operated; 100% WI and 84% average NRI


1,000
100
7R WF Oil

Highlights

- Significant current net operating cash flow
- Current net prod. ~1,400 BOEPD *(Sept '22)* primarily from Seven Rivers (7R) (85% oil | 15% gas)
- Low operating costs with robust operating margins


Pilot

The Waterflood & Legacy Production

- 7R waterflood development (2020 to 2022) has increased total gross oil production by ~1,000 BOPD
- 95 active waterflood patterns (PDP) with additional 158 patterns planned (PDNP + PUD)
- RCP injectors to 7R producing patterns for >200 BOPD gross (7R is part of an existing pool which allows for perf adds without prior approval)
- Legacy gross oil production of ~275 BOPD with established shallow declines


COBB

Technical Report

- William M. Cobb & Associates, Inc. ("Cobb") has prepared a Reserve Report for these properties
- Cobb has mapped OOIP in 7R and built WF response model calibrated to ~2 ½ years of performance
- Full waterflood development expected to build the plateau gross oil rate to ~3,700 BOPD (Total Proved) 7R waterflood development (2020 to 2022) has increased total gross oil production by ~1,000 BOPD

34

HNRA

10 100 1,000 10,000 10 100 1,000 10,000 1945 1950 1955 1960 1965 1970 1975 1980 1985 1990 1995 2000 2005 2010 2015 2020 Seven Rivers (7R) – Development History LH Operating Gross Historical Production (All Horizons) Depositional Setting LH Operating Regional Setting GYBG - JACKSON 120 MMBO Cum MALJAMAR 140 MMBO Cum VACUUM 631 MMBO Cum LH Operating Gross Oil (BOPD) Gross Well Count Development began in 1940’s (Seven Rivers - Queen - Grayburg - San Andres production) 1960’s drilling program and waterflood 1980’s – 1990’s drilling program 34 MMBO Cum. Src: ENVERUS production data for current LH Operating wells Most Recent Drilling Activity 5 wells in 2014 LH 7R WF initiated late 2019 with initial production response in early 2020 LH Acquisition from Linn 2018 35

Seven Rivers (7R) Waterflood Development 7R PDP Response (95 Patterns) – Gross Oil (BOPD) 7R Waterflood Development Pilot Response Starts Early 2020 Current 7R Waterflood Response • LH Operating’s 7R WF work began late 2019 in the H E West B 4 - pattern pilot with initial production response in February 2020 • 95 patterns have been brought online as of June 1, 2022 (includes pilot) • 7R gross oil production from these 95 patterns has sustained ~1,000 BOPD • 95 pattern 7R OOIP = 30 MMBO Remaining 7R Waterflood Development • Additional 158 waterflood patterns planned (PDNP + PUD) • Full waterflood development requires approximately 214 workovers, 56 CTI’s, 55 re - entries of plugged wells, 24 new - drill producers, and 39 new - drill injectors • 158 pattern 7R OOIP = 50 MMBO 1 10 100 1,000 10,000 02/2020 04/2020 06/2020 08/2020 10/2020 12/2020 02/2021 04/2021 06/2021 08/2021 10/2021 12/2021 02/2022 04/2022 06/2022 08/2022 4 - Pattern Pilot Response Starts 95 PDP Patterns Online ~1,000 BOPD Production shown does not include Legacy production 7R Pattern Count Gross 7R BOPD 36